EXHIBIT 10.1

                       THIRD AMENDMENT OF CREDIT AGREEMENT

         THIS THIRD AMENDMENT OF CREDIT AGREEMENT (this "Amendment"), dated as of May 12, 1999, is by and between COLUMBUS ENERGY CORP., a Colorado corporation (herein called "Borrower"), and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association (herein called "Norwest").

                                    RECITALS

         A. Borrower and Norwest entered into an Amended and Restated Credit Agreement dated as of October 23, 1996, as amended by amendments dated as of September 8, 1998 and October 6, 1998 (the "Credit Agreement"), in order to set forth the terms upon which Norwest would make available to Borrower a line of credit and by which the line of credit would be governed. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

         B. Borrower and Norwest wish to enter into this Amendment in order to amend further certain terms and provisions of the Credit Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Credit Agreement. The Credit Agreement shall be, and hereby is, amended as follows as of the date hereof:

                         (a)  The  following   shall  be  substituted   for  the
definition of "Borrowing Base Period" in Section 1.1 on page
2 of the Credit Agreement:

                         "Borrowing Base Period" means:  (a) the period from the
                    date of this Agreement through March 31, 1997; (b) thereafter, until April 1, 2001, each twelve-month period beginning on April 1 of each year; and (c) the period from April 1, 2001 to July 1, 2001.

                         (b)  The   following  shall  be  substituted  for   the
definition of "Maturity Date" in Section 1.1 on page 7 of the Credit Agreement:

                          "Maturity Date" means July 1, 2005.


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                         (c)  The  following   shall  be  substituted   for  the
definition of "Principal Payment Date" in Section 1.1 on page
8 of the Credit Agreement:

                         "Principal  Payment Date" means: (a) the first Business
                    Day of each calendar month,  commencing  August 1, 2001, and
                    (b) if all Obligations due and payable on any such date are not then paid, each succeeding day until all due and payable Obligations are paid in full.

                         (d)  The   following  shall  be  substituted  for   the
definition  of  "Revolving  Period"  in  Section  1.1 on  page 8  of the  Credit
Agreement:

                          "Revolving Period" means the time period from the date
                     of this Agreement to July 1, 2001.

         2. The Note. The Note shall be amended, such amendment to be effected by an Allonge (the "Allonge") to be attached to the Note and to be substantially in the form of Exhibit A attached hereto and made a part hereof.

         3. Loan Documents. All references in any document to the Credit Agreement and the Note shall refer to the Credit Agreement and the Note, as amended pursuant to this Amendment and the Allonge.

         4. Conditions Precedent. The obligations of the parties under this Amendment and under the foregoing amendments to the Credit Agreement and the Note are subject, at the option of Norwest, to the prior satisfaction of the condition that Borrower shall have executed and delivered to Norwest the following (all documents to be satisfactory in form and substance to Norwest):

                         (a)      This Amendment.

                         (b)      The Allonge.

                         (c) A Consent of Guarantor executed by CGSI in the form
of Exhibit B attached hereto and made a part hereof.

         5. Representations and Warranties. Borrower hereby certifies to Norwest that as of the date of this Amendment: (a) all of Borrower's representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

         6. Continuation of the Credit Agreement. Except as specified in this Amendment and the Allonge, the provisions of the Credit Agreement and the Note shall remain in full force and effect, and if there is a conflict between the terms of this Amendment or the Allonge and those of the Credit Agreement or the Note, the terms of this Amendment and the Allonge shall control.

         7.  Expenses.  Borrower  shall pay all expenses  incurred in connection
with  the  transactions  contemplated  by  this  Amendment,   including  without
limitation all fees and expenses of Norwest's attorney.

         8. Miscellaneous. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                Executed as of the date first above written.

                                COLUMBUS ENERGY CORP.


                            By: /s/ Michael M. Logan
                                ---------------------
                                Michael M. Logan,
                                Vice President

                               NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                            By: /s/ J. Thomas Reagan
                                --------------------
                                J. Thomas Reagan,
                                Vice President

                                    EXHIBIT A

                                     ALLONGE

                FOR VALUE RECEIVED, COLUMBUS ENERGY CORP., a Colorado corporation ("Columbus"), and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association ("Norwest"), hereby agree to amend the Promissory Note dated July 1, 1992, as previously amended (the "Note"), in the face amount of $10,000,000, made by Columbus, payable to the order of Norwest, as follows:

                1. By substituting the following for the first sentence of the third paragraph on page 1 of the Note:

                  The outstanding principal amount of this Note shall be payable as provided in the Credit Agreement, in monthly installments due on the first Business Day of each calendar month, commencing August 1, 2001, as more fully described in the Credit Agreement.

                2. By substituting the following for the third sentence of the third paragraph on page 1 of the Note:

                  The entire outstanding principal balance of this Note shall be due and payable on July 1, 2005 (unless payable sooner pursuant to the terms of the Credit Agreement).

                3. By substituting the following for the first sentence of the fifth paragraph on page 1 of the Note:

                  Interest on Prime Rate Advances shall be due and payable monthly on the first Business Day of each calendar month, from the date hereof through July 1, 2005.

                4. By substituting the following for the third sentence of the fifth paragraph on page 1 of the Note:

                  All accrued and unpaid interest will be due and payable not later than July 1, 2005.

                DATED as of May 12, 1999.

                                COLUMBUS ENERGY CORP.

                         By: __________________________
                                 Michael M. Logan,
                                 Vice President

                             NORWEST BANK COLORADO, NATIONAL  ASSOCIATION


                         By: __________________________
                                J. Thomas Reagan,
                                Vice President

                                    EXHIBIT B


                              CONSENT OF GUARANTOR

                For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Columbus Gas Services, Inc. ("Guarantor"), as the Guarantor under a Guaranty Agreement dated July 1, 1992, as amended (the "Guaranty"), given by Guarantor to Norwest Bank Colorado, National Association (the "Bank"), to guaranty certain obligations of Columbus Energy Corp. ("Borrower"), to the Bank, hereby consents to, and agrees with the Bank that the Amended and Restated Credit Agreement dated as of October 23, 1996, as previously amended (the "Credit Agreement"), between Borrower and the Bank, shall be amended pursuant to a Third Amendment of Credit Agreement dated as of May 12, 1999, between Borrower and the Bank, including without limitation the extension of the end of the "Revolving Period" (as defined in the Credit Agreement) to July 1, 2001 and the extension of the "Maturity Date" (as defined in the Credit Agreement) to July 1, 2005.

                Guarantor hereby ratifies and adopts the Guaranty and agrees that the Guaranty shall cover any and all indebtedness, whether for principal, interest, fees or other amounts, incurred by Borrower to the Bank pursuant to the Amended and Restated Credit Agreement.

                Dated as of May 12, 1999.


                           COLUMBUS GAS SERVICES, INC.


                         By: __________________________
                                Michael M. Logan,
                                Executive Vice President

                                     ALLONGE

                FOR VALUE RECEIVED, COLUMBUS ENERGY CORP., a Colorado corporation ("Columbus"), and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association ("Norwest"), hereby agree to amend the Promissory Note dated July 1, 1992, as previously amended (the "Note"), in the face amount of $10,000,000, made by Columbus, payable to the order of Norwest, as follows:

                1. By substituting the following for the first sentence of the third paragraph on page 1 of the Note:

                  The outstanding principal amount of this Note shall be payable as provided in the Credit Agreement, in monthly installments due on the first Business Day of each calendar month, commencing August 1, 2001, as more fully described in the Credit Agreement.

                2. By substituting the following for the third sentence of the third paragraph on page 1 of the Note:

                  The entire outstanding principal balance of this Note shall be due and payable on July 1, 2005 (unless payable sooner pursuant to the terms of the Credit Agreement).

                3. By substituting the following for the first sentence of the fifth paragraph on page 1 of the Note:

                  Interest on Prime Rate Advances shall be due and payable monthly on the first Business Day of each calendar month, from the date hereof through July 1, 2005.

                4. By substituting the following for the third sentence of the fifth paragraph on page 1 of the Note:

                  All accrued and unpaid interest will be due and payable not later than July 1, 2005.

                DATED as of May 12, 1999.

                                                   COLUMBUS ENERGY CORP.


                                               By: /s/ Michael M. Logan
                                                   ----------------------
                                                   Michael M. Logan,
                                                   Vice President

                                                   NORWEST BANK COLORADO,
                                                       NATIONAL  ASSOCIATION


                                               By: /s/ J. Thomas Reagan
                                                   ----------------------
                                                   J. Thomas Reagan,
                                                   Vice President

                              CONSENT OF GUARANTOR

                For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Columbus Gas Services, Inc. ("Guarantor"), as the Guarantor under a Guaranty Agreement dated July 1, 1992, as amended (the "Guaranty"), given by Guarantor to Norwest Bank Colorado, National Association (the "Bank"), to guaranty certain obligations of Columbus Energy Corp. ("Borrower"), to the Bank, hereby consents to, and agrees with the Bank that the Amended and Restated Credit Agreement dated as of October 23, 1996, as previously amended (the "Credit Agreement"), between Borrower and the Bank, shall be amended pursuant to a Third Amendment of Credit Agreement dated as of May 12, 1999, between Borrower and the Bank, including without limitation the extension of the end of the "Revolving Period" (as defined in the Credit Agreement) to July 1, 2001 and the extension of the "Maturity Date" (as defined in the Credit Agreement) to July 1, 2005.

                Guarantor hereby ratifies and adopts the Guaranty and agrees that the Guaranty shall cover any and all indebtedness, whether for principal, interest, fees or other amounts, incurred by Borrower to the Bank pursuant to the Amended and Restated Credit Agreement.

                Dated as of May 12, 1999.


                                                COLUMBUS GAS SERVICES, INC.


                                            By: /s/ Michael M. Logan
                                                --------------------------
                                                Michael M. Logan,
                                                Executive Vice President